Exhibit 32-a

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO RULE

13a-14(b) UNDER THE EXCHANGE ACT AND 18 U.S.C. SECTION 1350

(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

As required by Rule 13a-14(b) under the Securities Exchange Act of 1934, as amended, and 18 U.S.C. Section 1350, I, Chris Villavarayan, hereby certify that:

1.    The Annual Report of Meritor, Inc. on Form 10-K for the fiscal year ended October 3, 2021 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and

2.    The information contained in that report fairly presents, in all material respects, the financial condition and results of operations of Meritor, Inc.

/s/ Chris Villavarayan
Chris Villavarayan
Chief Executive Officer and
President

Date: November 17, 2021